©2022 DISCOVER FINANCIAL SERVICES Exhibit 99.3 2021 & 4Q21 Financial Results January 19, 2022

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, "Risk Factors" and “Management's Discussion & Analysis of Financial Condition and Results of Operations” in the company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, June 30, 2021 and March 31, 2021, which is filed with the SEC and available at the SEC's website (www.sec.gov) and subsequent reports on Forms 8-K and 10-Q, including the Company's Current Report on Form 8-K filed today with the SEC. The Company does not undertake to update or revise forward-looking statements as more information becomes available. Notice 2

Full Year 2021 Highlights 3 • 2021 net income of $5.4Bn; diluted EPS of $17.83; and return on equity of 43% ◦ 4Q21 net income of $1.1Bn; diluted EPS of $3.64; and return on equity of 32% • Quickly pivoted to account acquisition and brand investment as economy began to recover ◦ New accounts up 13% over 2019 and up 23% YOY ◦ Accounts acquired in 2021 will contribute to more robust loan growth in 2022 ◦ We will continue to invest in growth as we see profitable opportunities • Returned to YOY loan growth, up 4%, supported by strong sales volume ◦ Card sales up 25% over 2019 and 28% YOY with growth across all categories ◦ Continued high engagement in rotating 5% categories contributed to growth as cashback rewards continued to resonate strongly with consumers • Strong credit and an improving economic outlook supported $1.4Bn reserve release • Effective deployment of capital through investment in profitable growth and significant capital return to shareholders; repurchased $2.3Bn of common stock in 2021 and increased quarterly dividend by 14%

DISCOVER

2021 Key Trends

Card Ending Loans & Payment Rate


$71 $72 $74 $77 $74 $70 $70 $71 $67 $69 $70 $74
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21
Card Ending Loans ($Bn)
Card Payment Rate (%)

Card Credit Performance


3.50 3.49 3.32 3.41 3.65 3.90 3.45 2.63 2.80 2.45 1.65 1.50
2.45 2.34 2.50 2.62 2.62 2.17 1.91 2.07 1.85 1.43 1.48 1.66
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21
NCO rate (%)
30+ day DQ rate (%)

New Account Growth


11% (24)% (10)% (8)% 4% 66% 22% 11%
1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21
New Account Growth YOY (%)

Sales Growth


3% (16)% (1)% 5% 11% 48% 28% 25%
1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21
Sales Growth YOY (%)

4

• Revenue net of interest expense was $2.9Bn, up 4%, driven by increased net interest income, higher net discount and interchange revenue and higher loan fee income, partially offset by a $139MM unrealized loss on equity investments • Net interest margin was 10.81%, up 18 bps driven by favorable funding costs partially offset by lower loan yields • Provision for credit losses decreased by $268MM driven by the impact of lower net charge-offs and a reserve release in the current quarter • Expenses were up $34MM, or 3%. The prior year included $137 million of one-time expense items; excluding these, the increase primarily reflects higher marketing expense and increased professional fees 4Q21 Summary Financial Results Key Points 5 $799 $106 $6 $268 $(34) $(78) $1,067 4Q20 Net Income Net Interest Income Non- Interest Income Provision for Credit Losses Operating Expense Income Tax/ Capital Action 4Q21 Net Income Year-Over-Year Net Income & EPS ($MM, except EPS) 4Q21 $ 2,483 $ 453 $ 263 $ 1,312 $ 294 4Q20 $ 2,377 $ 447 $ 531 $ 1,278 $ 216 B/(W) $ 106 $ 6 $ 268 $ (34) $ (78) EPS 2.59 $ 0.27 $ 0.02 $ 0.69 $ (0.09) $ 0.16 $ 3.64

4% 4% 4% (3)% YOY YOY YOY YOY 4Q21 Loan Growth ($Bn) Total 6 • Card receivables up 4% YOY and up 6% QOQ driven by increased sales volume and new account acquisition, partially offset by an elevated payment rate • Organic student loans up 4% YOY • Personal loans down 3% YOY due to increased payments, but stable sequentially as underwriting returned to pre- pandemic standards earlier this year Key Points $90.4 $86.3 $87.7 $89.5 $93.7 4Q20 1Q21 2Q21 3Q21 4Q21 $71.5 $67.3 $68.9 $70.3 $74.4 4Q20 1Q21 2Q21 3Q21 4Q21 $9.0 $9.3 $9.0 $9.4 $9.4 4Q20 1Q21 2Q21 3Q21 4Q21 $7.2 $7.0 $6.9 $6.9 $6.9 4Q20 1Q21 2Q21 3Q21 4Q21 Organic Student Card Personal

DISCOVER 4Q21 Net Interest Margin



NIM on Loans
10.29%
10.21%
9.81%
10.19%
10.63%
10.75%
10.68%
10.80%
10.81%
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21

(%)	4Q21	3Q21	4Q20	Change QOQ	Change YOY
Total Interest Yield on Loans	11.75 %	11.79 %	11.96 %	-4bps	-21bps
NIM on Loans	10.81 %	10.80 %	10.63 %	1bps	18bps
NIM on Interest-Earning Assets	8.99 %	8.71 %	7.93 %	28bps	106bps

Interest-Earning Assets ($Bn)	4Q21 Avg Bal	4Q21 Yield	3Q21 Avg Bal	3Q21 Yield	4Q20 Avg Bal	4Q20 Yield
Total Loans	$91.1	11.75 %	$88.4	11.79 %	$89.0	11.96 %
Other Interest-Earning Assets	18.5	0.95 %	21.2	0.92 %	30.3	1.13 %
Total Interest-Earning Assets	$109.6	9.93 %	$109.6	9.68 %	$119.3	9.20 %

Interest-Bearing Liabilities ($Bn)	4Q21 Avg Bal	4Q21 Rate	3Q21 Avg Bal	3Q21 Rate	4Q20 Avg Bal	4Q20 Rate
Direct to Consumer Deposits (1) (2)	$60.8	0.58 %	$61.3	0.61 %	$62.5	0.94 %
Brokered Deposits and Other	9.8	2.16 %	10.7	2.28 %	13.7	2.38 %
Interest Bearing-Deposits	70.7	0.80 %	72.0	0.86 %	76.2	1.20 %
Borrowings	18.8	2.46 %	17.8	2.53 %	25.1	2.42 %
Total Interest-Bearing Liabilities	$89.5	1.15 %	$89.8	1.19 %	$101.3	1.50 %

Note(s)
1. Includes Affinity relationships
2. Excludes checking which is a non-interest bearing deposit product

Key Points

- NIM on loans was 10.81%, up 1bp QOQ reflecting slightly favorable funding costs mostly offset by modestly lower loan yields
- Total loan yield was down 4bps QOQ primarily driven by an increase in promotional rate balances in card
- Consumer deposits were down 3% YOY and down 1% QOQ
- The rate on average interest-bearing liabilities decreased 4bps QOQ, driven by maturity of higher coupon CDs and a continued shift in funding mix

7

4Q21 Revenue

Year-Over-Year Revenue ($MM)



$2,824
$106
$103
$(9)
$21
$8
$(138)
$21
$2,936
4Q20 Rev Net of Int Exp
Net Interest Income
Net Discount/ Interchange
Protection Products
Loan Fee Income
Transaction Processing
Gain/(Loss) on Equity Investments
Other Income
4Q21 Rev Net of Int Exp

($MM)	4Q21	4Q20	Inc / (Dec) $	Inc / (Dec) %
Net Interest Income	2,483	2,377	106	4%
Net Discount/Interchange Revenue	345	242	103	43%
Protection Products Revenue	36	45	(9)	(20%)
Loan Fee Income	131	110	21	19%
Transaction Processing Revenue	60	52	8	15%
Realized/Unrealized Gain/(Loss) on Equity Investment	(138)	0	(138)	NM
Other Income	19	(2)	21	NM
Total Non-Interest Income	453	447	6	1%
Revenue Net of Interest Expense	$2,936	$2,824	$112	4%

	4Q21	4Q20	Change QOQ	Change YOY
Discover Card Sales Volume ($MM)	$51,308	$40,957	8 %	25 %
Rewards Rate [1]	1.35 %	1.38 %	-9bps	-3bps

Note(s)
1. Rewards rate represents credit card rewards cost divided by Discover Card sales volume

Key Points

- Net interest income increased 4% primarily due to higher average receivables, favorable funding costs and lower interest charge-offs, partially offset by a lower credit card revolve rate
- Net discount and interchange revenue was up 43% driven by higher sales volume, partially offset by increased rewards cost; rewards rate was down 3bps YOY
- Loan fee income increased 19% largely reflecting higher non-sufficient fund fees, lower late fee charge-offs, and higher cash advance fees
- The unrealized loss reflects mark-to-market adjustments on equity investments

8

Note(s) 1. Defined as reported total operating expense divided by revenue net of interest expense • Employee compensation reflects the impact of unusual items in 4Q20 and increased bonus expense in 4Q21 • Marketing increased primarily due to investments in acquisition and brand • Information processing decreased driven by $77MM of software write-offs in 4Q20 • Professional fees increased driven by consulting costs and higher recovery fees • Other expense decreased driven by a $27MM charge in the prior year related to penalties and restitution 4Q21 Operating Expense Inc / (Dec) ($MM) 4Q21 4Q20 $ % Employee Compensation and Benefits $499 $504 (5) (1%) Marketing and Business Development 271 159 112 70% Information Processing & Communications 125 198 (73) (37%) Professional Fees 230 192 38 20% Premises and Equipment 23 30 (7) (23%) Other Expense 164 195 (31) (16%) Total Operating Expense $1,312 $1,278 $34 3% Operating Efficiency(1) 44.7% 45.2% (50) bps 9 Key PointsYear-Over-Year Expense ($MM) $1,278 $(5) $112 $(73) $38 $(38) $1,312 4Q20 Expense Employee Comp Marketing Info Processing Professional Fees All Other 4Q21 Expense

• Credit card net charge-off rate decreased 113bps YOY and 30-Day delinquency decreased 41bps YOY reflecting strong credit performance in the portfolio • Student loan credit performance remained stable at low levels • Personal loan net charge-offs improved 158bps YOY reflecting underwriting enhancements and elevated consumer liquidity 4Q21 Key Credit Metrics 10 Key PointsChange 4Q20 3Q21 4Q21 QOQ YOY Credit Card Loans Ending Loan Balance ($MM) $71,472 $70,320 $74,369 5.8% 4.1% Net Principal Charge-off Rate 2.63% 1.65% 1.50% (15) bps (113) bps 30-Day Delinquency Rate 2.07% 1.48% 1.66% 18 bps (41) bps Private Student Loans Ending Loan Balance ($MM) $9,954 $10,184 $10,113 (0.7)% 1.6% Net Principal Charge-off Rate 0.71% 0.68% 0.80% 12 bps 9 bps 30-Day Delinquency Rate 1.39% 1.55% 1.55% 0 bps 16 bps Personal Loans Ending Loan Balance ($MM) $7,177 $6,890 $6,936 0.7% (3.4)% Net Principal Charge-off Rate 2.79% 1.11% 1.21% 10 bps (158) bps 30-Day Delinquency Rate 1.08% 0.71% 0.69% (2) bps (39) bps Total Loans Ending Loan Balance ($MM) $90,449 $89,542 $93,684 4.6% 3.6% Net Principal Charge-off Rate 2.38% 1.46% 1.37% (9) bps (101) bps 30-Day Delinquency Rate 1.89% 1.40% 1.55% 15 bps (34) bps

Allowance for Credit Losses 11 ($MM) Credit Card Student Loans Personal Loans Other Total Loans Balance at January 1, 2020 4,550 653 613 28 5,844 Reserve rate 5.90% 6.76% 7.97% N/A 6.09% Balance at September 30, 2021 $5,298 $857 $662 $44 $6,861 Reserve rate 7.54% 8.41% 9.61% N/A 7.66% Provision for credit losses 247 6 21 — 274 Net Charge-offs (272) (20) (21) — (313) Balance at December 31, 2021 $5,273 $843 $662 $44 $6,822 Reserve rate 7.09% 8.33% 9.54% N/A 7.28% 2022 Macroeconomic Assumptions Unemployment Rate ~4% by year-end Real GDP Growth Rate ∼3% Reserve Rate Trend 8.51% 8.01% 7.66% 7.28% Total Loans 1Q21 2Q21 3Q21 4Q21

12 47% 55% 62% 68% 23% 19% 13% 11%3%18% 14% 12% 10% 12% 12% 10% 11% DTC and Affinity Deposits Brokered & Other Deposits Short-term Borrowings Securitized Borrowing Unsecured Borrowing 4Q18 4Q19 4Q20 4Q21 Capital and Funding Funding Mix (%), Average Balance (3) 11.2 11.3 11.7 12.2 13.1 14.9 15.7 15.5 14.8 77 99 165 123 76 22 23 38 51 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Capital Trends Common Equity Tier 1 (CET1) Capital Ratio(1) (%) TTM Payout Ratio(2) (%) Note(s) 1. Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule 2. Payout Ratio is displayed on a trailing twelve month basis. This represents the trailing twelve months’ Capital Return to Common Stockholders divided by the trailing twelve months’ Net Income Allocated to Common Stockholders 3. DTC and Affinity Deposits include checking and reflect both interest-bearing and non-interest bearing consumer deposits

13 2021 Actual 2022 Perspective Loan Growth 4% • Expect loan growth to be high single digits Net Interest Margin 10.76% • Expect NIM to be relatively flat to 2021 with quarter-to-quarter variability Operating Expense $4.8Bn • Expect total operating expense to be up mid-single digits Net Charge-offs 1.84% • Expect full year average net charge-off rate of 2.2-2.6% Capital Management $2.8Bn returned to shareholders • Expect to return significant excess capital to shareholders in 2022 and going forward

Appendix

Credit Performance Trends

Total Company Loans


3.05
3.19
3.27
3.44
3.00
2.38
2.48
2.12
1.46
1.37
2.33
2.41
2.39
1.98
1.77
1.89
1.67
1.34
1.40
1.55
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
NCO rate (%)
30+ day DQ rate (%)

Credit Card Loans


3.32
3.41
3.65
3.90
3.45
2.63
2.80
2.45
1.65
1.50
2.50
2.62
2.62
2.17
1.91
2.07
1.85
1.43
1.48
1.66
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans


1.93
1.88
1.75
1.57
1.49
1.39
1.20
1.34
1.55
1.55
0.59
1.02
0.68
0.62
0.58
0.71
0.53
0.53
0.68
0.80
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
NCO rate (%)
30+ day DQ rate (%)

Personal Loans


3.99
4.26
3.59
3.43
2.69
2.79
2.80
1.80
1.11
1.21
1.49
1.37
1.31
1.07
1.10
1.08
0.84
0.69
0.71
0.69
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
NCO rate (%)
30+ day DQ rate (%)

15

YOY YOY YOY YOY 4Q21 Payments Volume ($Bn) Discover Network • Discover Network volume was up 25% reflecting the increase in Discover card sales volume • PULSE volume up 18% YOY driven by increased spend related to the economic recovery • Diners volume up 17% from the prior year reflecting moderately better global T&E spending • Network Partners up 29% YOY driven by higher AribaPay volume Key Points $42.5 $39.2 $47.2 $49.4 $53.2 4Q20 1Q21 2Q21 3Q21 4Q21 $55.1 $60.4 $62.9 $59.9 $64.8 4Q20 1Q21 2Q21 3Q21 4Q21 $6.3 $5.9 $6.1 $6.5 $7.4 4Q20 1Q21 2Q21 3Q21 4Q21 $8.7 $9.6 $9.5 $10.4 $11.2 4Q20 1Q21 2Q21 3Q21 4Q21 Diners (1) PULSE Network Partners 25% 18% 17% 29% Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 21% YOY 16

• 4Q21 sales volume up 31% vs 2019 with strong trends across all categories • Significant increase in: ◦ Gas reflecting higher pricing ◦ Restaurants as states have reopened and removed most restrictions ◦ Retail reflecting the continued economic recovery ◦ Travel improved despite variant concerns, but remains below historical mix keyrends in Key Points Sales Volume 17 Gas Groceries Retail Restaurants Services Travel Total Sales Volume Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec -100% -50% 0% 50% 100% Monthly Sales Volume Trend 2021 vs. 2019 (%) FY20 Sales Mix FY21 Sales Mix 1Q21 2Q21 3Q21 4Q21 Gas 4% 5% 7% 9% 29% 42% Grocery 11% 9% 18% 24% 26% 28% Retail 40% 39% 37% 41% 38% 40% Restaurants 7% 8% 8% 30% 33% 41% Services 18% 18% 10% 20% 25% 29% Travel 4% 6% (41)% (8)% 1% 5% All Other 16% 15% 10% 14% 17% 16% Total Sales Volume 100% 100% 15% 24% 27% 31% Category Definitions • Services includes entertainment, auto, education, medical, and other service providers • All Other includes discount stores, drug stores, wholesale clubs, telecommunication, utilities, insurance, financial services and government Quarterly Sales Volume Trend 2021 vs. 2019 (%)